OMB Number:              3235-0570

Expires:    January 31, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21117

A&Q Alternative Fixed-Income Strategies Fund LLC

(Exact name of registrant as specified in charter)

677 Washington Boulevard

                                             Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim

UBS Alternative and Quantitative Investments LLC

677 Washington Boulevard

                                             Stamford, CT 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Period from January 1, 2015 to March 31, 2015

and Year Ended December 31, 2014

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Alternative Fixed-Income Strategies Fund LLC

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Period from January 1, 2015 to March 31, 2015

and Year Ended December 31, 2014

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Investors and Board of Directors of

            A&Q Alternative Fixed-Income Strategies Fund LLC

We have audited the accompanying statement of assets and liabilities of A&Q Alternative Fixed-Income Strategies Fund LLC (the “Fund”), including the schedule of portfolio investments, as of March 31, 2015, and the related statements of operations for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014, changes in net assets for the period from January 1, 2015 to March 31, 2015 and each of the two years ended December 31, 2014 and 2013, cash flows for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014 and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2015, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Alternative Fixed-Income Strategies Fund LLC at March 31, 2015, and the results of its operations for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014, changes in its net assets for the period from January 1, 2015 to March 31, 2015 and each of the two years ended December 31, 2014 and 2013, cash flows for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014 and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

May 26, 2015

A member firm of Ernst & Young Global Limited	1

A&Q Alternative Fixed-Income Strategies Fund LLC

Statement of Assets and Liabilities

March 31, 2015

ASSETS

Investments in Investment Funds, at fair value (cost $106,557,782)	$107,894,422
Cash	1,399,835
Receivable from Investment Funds	6,899,138
Advanced subscriptions in Investment Funds	5,000,000
Other assets	39,077

Total Assets	121,232,472

LIABILITIES

Unrealized depreciation on foreign currency contracts	1,098
Investors’ redemptions payable	3,093,015
Loan payable	2,000,000
Subscriptions received in advance	965,000
Professional fees payable	172,151
Investment Management Fee payable	145,101
Tax compliance fees payable	50,000
Management Fee payable	30,021
Administration fee payable	16,040
Custody fee payable	6,400
Loan interest payable	452
Other liabilities	194,667

Total Liabilities	6,673,945

Net Assets	$114,558,527

NET ASSETS

Represented by:
Paid in capital	$113,195,730
Accumulated net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	966,828
Accumulated net investment loss	(939,573)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds and foreign currency contracts and translations	1,335,542

Net Assets	$114,558,527

Net asset value per Unit (based on 113,820.365 Units outstanding)	$1,006.49

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Operations

	Period from January 1, 2015 to March 31, 2015	Year Ended December 31, 2014

INVESTMENT INCOME

Other income	$3,824	$20,864

Total Investment Income	3,824	20,864

EXPENSES

Investment Management Fee	419,575	2,026,439
Professional fees	248,455	777,804
Management Fee	86,809	419,263
Tax compliance fees	75,000	-
Administration fee	28,588	173,288
Loan commitment fees	16,547	83,560
Directors’ fees	15,554	67,796
Custody fee	2,400	9,860
Loan interest	456	5,396
Printing, insurance and other expenses	50,013	207,323

Total Expenses	943,397	3,770,729

Net Investment Loss	(939,573)	(3,749,865)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	966,828	33,786,427
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	730,624	(28,079,899)

Net Realized and Unrealized Gain/(Loss) from Investments	1,697,452	5,706,528

Net Increase in Net Assets Derived from Operations	$757,879	$1,956,663

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Changes in Net Assets

Years Ended December 31, 2013 and 2014 and Period from January 1, 2015 to March 31, 2015

	Adviser	Members	Total

Members’ Capital at January 1, 2013	$54,475	$177,121,757	$177,176,232

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(394)	(4,501,402)	(4,501,796)
Net realized gain/(loss) from investments in Investment Funds, other securities and foreign currency contracts and transactions	7,594	24,295,711	24,303,305
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(1,631)	(5,044,876)	(5,046,507)
Net Increase in Members’ Capital Derived from Operations	5,569	14,749,433	14,755,002

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	150,000	150,000
Members’ withdrawals	–	(43,600,940)	(43,600,940)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(43,450,940)	(43,450,940)

Members’ Capital at December 31, 2013	$60,044	$148,420,250	$148,480,294

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(582)	(3,749,283)	(3,749,865)
Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	10,724	33,775,703	33,786,427
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(8,356)	(28,071,543)	(28,079,899)
Net Increase in Members’ Capital Derived from Operations	1,786	1,954,877	1,956,663

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	1,655,000	1,655,000
Members’ withdrawals	–	(35,293,297)	(35,293,297)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(33,638,297)	(33,638,297)

Members’ Capital at December 31, 2014	$61,830	$116,736,830	$116,798,660

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2014 and Period from January 1, 2015 to March 31, 2015

Net Assets at January 1, 2015 (see Note 1)	$116,798,660

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(939,573)
Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	966,828
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	730,624

Net Increase in Net Assets Derived from Operations	757,879

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Investors’ subscriptions of 94.790 Units	95,000
Investors’ redemptions of 3,073.085 Units	(3,093,012)

Net Decrease in Net Assets Derived from Capital Transactions	(2,998,012)

Net Assets at March 31, 2015	$114,558,527

Accumulated net investment loss - March 31, 2015	$(939,573)

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Cash Flows

	Period from January 1, 2015 to March 31, 2015	Year Ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$757,879	$1,956,663
Adjustments to reconcile net increase in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(75,156,309)	(47,478,044)
Proceeds from disposition of investments in Investment Funds	11,467,795	131,660,399
Net realized (gain)/loss from investments in Investment Funds	(828,575)	(33,611,592)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(730,624)	28,079,899
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	11,450,000	(11,450,000)
Receivable from Investment Funds	56,234,173	(9,672,460)
Other assets	(22,638)	(8)
Increase (decrease) in liabilities:
Administration fee payable	(39,045)	16,128
Custody fee payable	2,400	(3,390)
Directors’ fees payable	-	(3,000)
Loan interest payable	(289)	741
Investment Management Fee payable	(12,714)	(77,095)
Management Fee payable	(2,630)	(15,951)
Professional fees payable	(168,468)	50,807
Tax compliance fees payable	50,000	-
Other liabilities	804	52,114
Net cash provided by operating activities	3,001,759	59,505,211

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from investors’ subscriptions, including change in subscriptions received in advance	1,015,000	1,700,000
Payments on investors’ redemptions, including change in investors’ redemptions payable	(11,950,855)	(66,943,379)
Proceeds from loan	2,000,000	7,550,000
Principal payment on loan	-	(7,550,000)
Net cash used in financing activities	(8,935,855)	(65,243,379)

Net decrease in cash	(5,934,096)	(5,738,168)
Cash-beginning of period	7,333,931	13,072,099
Cash-end of period	$1,399,835	$7,333,931

Supplemental disclosure of cash flow information:
Interest paid	$745	$4,655

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

Period from January 1, 2015 to March 31, 2015
Per Unit operating performance
Net asset value per Unit,beginning	$1,000.00
Gain/(Loss) from investment operations:
Net investment loss [a]	(8.09)
Net realized and unrealized gain (loss) from investments	14.58

Total gain from investment operations	6.49

Net asset value per Unit,ending	$1,006.49

Per Unit operating performance is not applicable prior to the period from January 1, 2015 to March 31, 2015, in light of the change in the tax classification of the Fund effective January 1, 2015. See Note 1.

	Period from January 1, 2015 to March 31,		Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Ratio/Supplemental Data:
Ratio of net investment loss to average net assets [b,c]	(0.81%) [d]	(2.67%)	(2.43%)	(2.25%)	(2.12%)	(2.03%)

Ratio of gross expenses to average net assets [b,c]	0.81% [d]	2.68%	2.44%	2.25%	2.13%	2.04%

Ratio of net expenses to average net assets [b,c]	0.81% [d]	2.68%	2.44%	2.25%	2.11%	2.04%

Portfolio turnover rate	12.87%	39.75%	14.52%	37.29%	17.95%	16.23%
Total return [e]	0.65%	1.16%	8.32%	7.98%	(4.05%)	8.67%

Net assets at end of period (including the Adviser)	$114,558,527	$116,798,660	$148,480,294	$177,176,232	$255,054,511	$367,837,793

a	Calculated based on the average Units outstanding during the period.

b	Ratios to average net assets are calculated based on the average net asset value for the period.

c

Ratios of net investment loss and gross/net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	Not annualized.

e

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements

March 31, 2015

1.	Organization

A&Q Alternative Fixed-Income Strategies Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on April 30, 2002 and commenced operations on August 1, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to maximize total return over the long term. The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors, other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Investment Funds that employ primarily fixed-income strategies.

Effective January 1, 2015, the Fund changed its tax classification from a partnership to a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “RIC Conversion”). In connection with the RIC Conversion, the members of the Fund collectively were issued 116,798.660 units of limited liability company interests of the Fund (the “Units”) at a net asset value (“NAV”) per Unit of $1,000, in exchange for their collective interests in the Fund as of December 31, 2014, totaling $116,798,660 in net assets. In addition, the Fund changed its fiscal year-end from December 31 to March 31 and its tax year-end from December 31 to September 30. The Fund intends to qualify, and will elect to be treated, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, UBS A&Q (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

1.	Organization (continued)

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Units may be purchased as of the first business day of each month at the Fund’s then current NAV per Unit. The Fund from time to time may offer to repurchase Units pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from investors as of the end of each calendar quarter. During the period from January 1, 2015 to March 31, 2015, 3,073.085 Units were repurchased.

2.	New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and for interim periods within those fiscal years. Early adoption is permitted.The adoption of ASU 2015-07 is currently being assessed by the Adviser of the Fund.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem in full within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s NAV to be Level 2.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2015. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

unfunded capital commitments as of March 31, 2015. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. The Investment Funds in the credit/income strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **	Percentage with side pockets ***
Credit/Income	60 – 180 days	39%	0.3%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
These amounts exclude side pockets and liquidating trusts.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.
***	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. The Investment Funds in the other strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period	Percentage with investor level gates	Percentage with side pockets or in liquidation *
Other	N/A	N/A	100%
*	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Investment Funds in the relative value strategy, a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples. The Investment Funds in the relative value strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gate**
Relative Value	10 – 90 days	36%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 2-4 redemption periods.

The Investment Funds in the trading strategy are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. The Investment Funds in the trading strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gate **
Trading	3 – 60 days	30%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 12 redemption periods.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to Accounting Standards Codification 820, Fair Value Measurements in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2015.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Significant Accounting Policies (continued)

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to investors; and other types of expenses approved by the Directors. Expenses are recorded on the accrual basis.

d.	Income Taxes

For periods prior to January 1, 2015, the Fund, as a limited liability company, was classified as a partnership for federal tax purposes. Accordingly, no provision for federal income taxes was required.

Effective January 1, 2015, the Fund elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to its investors. Taxable income consists generally of net investment income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The federal tax cost of investments is not yet determinable as the preceding year tax return is yet to be finalized. The Fund has a September 30 tax year-end.

The Fund will file U.S. federal income and applicable state tax returns. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for the tax year ended September 30, 2015 will be the first tax year subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period from January 1, 2015 to March 31, 2015, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

No distributions were paid to investors during the period ended March 31, 2015.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Significant Accounting Policies (continued)

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Management Fee”) at the annual rate of 1.45% of the Fund’s net assets.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 0.30% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date.

The Management Fee and Investment Management Fee are computed as of the start of business on the last business day of the period to which each Management Fee and Investment Management Fee relates, after adjustment for any Unit purchases effective on such date, and will be payable in arrears. A portion of the Investment Management Fee and the Management Fee is paid by UBS A&Q to its affiliates.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

4.	Related Party Transactions (continued)

annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS A&Q. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

6.	Unit Capital and NAV

The Fund is authorized to issue an unlimited number of Units. The Fund has registered $821,751,879 of Units for sale under its Registration Statement (File No. 333-194092). The Units are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Units, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Units or servicing of investors.

Capital unit transactions for outstanding Units in the Fund for the period from January 1, 2015 to March 31, 2015 are summarized as follows:

Outstanding Units January 1, 2015	Subscriptions	Redemptions	Outstanding Units March 31, 2015	NAV Per Unit
116,798.660	94.790	(3,073.085)	113,820.365	$1,006.49

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

7.	Loan Payable

The Fund, along with several other funds advised by UBS A&Q, is party to a secured Credit Agreement dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time, which will terminate on July 16, 2015 unless extended (the “Credit Agreement”).Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $19,000,000 for temporary investment purposes and to meet requests for tenders.Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized.

The Fund’s average interest rate paid on borrowings was 1.64% per annum and the annualized average borrowings outstanding was $27,778. The Fund had $2,000,000 in borrowings outstanding at March 31, 2015. Interest expense for the period from January 1, 2015 to March 31, 2015 was $456, of which $452 was payable at March 31, 2015.

8.	Investments

As of March 31, 2015, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the period from January 1, 2015 to March 31, 2015 amounted to $75,156,309 and $11,467,795, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.90% to 2.50% (per annum) of net assets and incentive fees or allocations ranging from 0.00% to 25.00% of net profits earned which excludes Highland Credit Strategies Fund, Ltd. that no longer charges management or incentive fees. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

9.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

9.	Financial Instruments with Off-Balance Sheet Risk (continued)

The Fund may enter into a forward foreign currency exchange contract for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund entered into a forward foreign currency exchange contract to hedge against a Euro denominated Investment Fund. The Fund enters into these contracts from time to time to mitigate the foreign currency risks associated with these types of investments.

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity’s financial position, results of operations and its cash flows. In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity’s associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

The net realized gain and net change in unrealized depreciation on forward foreign currency exchange contracts for the period from January 1, 2015 to March 31, 2015 are $138,253 and $(17,995), respectively, and are included in the net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions and net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations, respectively, on the Statement of Operations.

10.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

11.	Subsequent Events

Subsequent to March 31, 2015, the Fund received subscriptions of $75,000 on May 1, 2015 and paid investors’ redemptions payable of $3,093,015.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)

March 31, 2015

11.	Subsequent Events (continued)

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Schedule of Portfolio Investments

March 31, 2015

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income
400 Capital Credit Opportunities Fund, L.P.	Global	$5,000,000	$5,104,056	$—	$—	$5,104,056	4.45%	1/1/2015	Quarterly	3/31/2015 (b	)	$1,276,014
Aeolus Property Catastrophe Fund II, L.P.	Global	5,841,055	6,078,639	—	—	6,078,639	5.31	6/1/2013	Semi-annual	6/30/2015		(c	)
Caspian Select Credit International, Ltd.	US/Canada	5,500,000	5,528,050	—	—	5,528,050	4.82	3/1/2015	Quarterly	3/31/2016 (b	)	$1,382,013
Credit Suisse Securitized Products Fund, Ltd.	US/Canada	10,222,046	10,425,628	—	—	10,425,628	9.10	1/1/2015	Quarterly	3/31/2015 (b	)	$2,606,407
GCA Credit Opportunity Fund, L.L.C.	US/Canada	4,745,513	5,763,465	—	5,763,465	—	5.03	2/1/2011	Quarterly	3/31/2015		$5,763,465
Hildene Opportunities Offshore Fund, Ltd.	US/Canada	6,402,269	6,367,602	—	6,367,602	—	5.56	1/1/2015	Monthly	3/31/2015		$6,367,602
Kildonan Castle Global Credit Opportunity Fund, LLC	Global	8,000,000	7,535,503	—	—	7,535,503	6.58	8/1/2014	Quarterly	9/30/2015		$7,535,503
Monarch Debt Recovery Fund, Ltd.	US/Canada	6,496,565	6,470,019	—		6,470,019	5.65	1/1/2015	Anniversary	12/31/2015		$6,470,019
Redwood Domestic Fund, L.P. (Basic Capital)	Global	275,050	676,191	—	—	676,191	0.59	10/1/2008	Every 24 months	9/30/2016		$676,191
Redwood Domestic Fund, L.P. (Special Investment)	Global	57,343	137,500	—	—	137,500	0.12	10/1/2008	N/A	N/A (d	)	N/A

Credit/Income Subtotal		52,539,841	54,086,653	—	12,131,067	41,955,586	47.21

Other
Cyrus Opportunities Fund II, L.P. (Special Investment)	US/Canada	456,428	210,826	—	—	210,826	0.18	8/1/2002	N/A	N/A (d	)	N/A
European Special Opportunities Fund II, Ltd., Class B	Europe including UK	1,967,854	1,108,015	—	—	1,108,015	0.97	2/1/2008	N/A	N/A (d	)	N/A
Harbinger Capital Partners Fund I, L.P., Class L	US/Canada	40,394	172,865	—	—	172,865	0.15	8/1/2006	N/A	N/A (d	)	N/A
Harbinger Capital Partners Special Situations Fund, L.P.	US/Canada	3,049,150	1,792,313	—	—	1,792,313	1.57	8/1/2006	N/A	N/A (d	)	N/A
Harbinger Class PE Holdings (US) Trust	US/Canada	2,546,781	1,022,000	—	—	1,022,000	0.89	8/1/2002	N/A	N/A (d	)	N/A
Highland Credit Strategies Fund, Ltd.	US/Canada	1,025,286	3,855,276	—	—	3,855,276	3.37	4/1/2006	N/A	N/A (d	)	N/A
Indus Structured Finance Fund, Ltd.	US/Canada	1,247,699	1,251,355	—	—	1,251,355	1.09	1/1/2015	N/A	N/A (d	)	N/A
Marathon Special Opportunity Fund, L.P.	Global	1,793,730	1,695,113	—	—	1,695,113	1.48	10/1/2002	N/A	N/A (d	)	N/A
Marathon Structured Finance Fund, L.P.	US/Canada	113,114	266,976	—	—	266,976	0.23	11/1/2004	N/A	N/A (d	)	N/A
Marathon Structured Finance Liquidating Fund, L.P.	US/Canada	33,673	58,518	—	—	58,518	0.05	11/1/2004	N/A	N/A (d	)	N/A

Other Subtotal		12,274,109	11,433,257	—	—	11,433,257	9.98

The preceding notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Schedule of Portfolio Investments (continued)

March 31, 2015

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Relative Value
Black River Fixed Income Relative Value Opportunity Fund, Ltd.	Global	$5,000,000	$4,990,625	$—	$—	$4,990,625	4.36%	1/1/2015	Quarterly	3/31/2015	(e)	$2,495,313
BlackRock Fixed Income GlobalAlpha Offshore Fund, Ltd.	Global	5,624,922	5,595,507	—	5,595,507	—	4.89	1/1/2015	Monthly	3/31/2015		$5,595,507
Field Street Global Investments US, L.P.	Global	5,000,000	5,319,303	—	—	5,319,303	4.64	1/1/2015	Quarterly	12/31/2015		$5,319,303
Providence MBS Fund, L.P.	US/Canada	6,274,935	5,936,551	—	5,936,551	—	5.18	2/1/2012	Quarterly	3/31/2015		$5,936,551
Symmetry International Fund, Ltd.	US/Japan/ Europe	4,000,000	4,366,455	—	—	4,366,455	3.81	10/1/2014	Quarterly	9/30/2015	(b)	$1,091,614

Relative Value Subtotal		25,899,857	26,208,441	—	11,532,058	14,676,383	22.88

Trading
Citadel Global Fixed Income Fund, Ltd.	Global	5,000,000	4,850,249	—	—	4,850,249	4.23	1/1/2015	Monthly	3/31/2015	(f)	$404,187
Graticule Asia Macro Fund, Ltd (formerly Fortress Asia Macro Fund, Ltd.)	Developed Asia including Japan	5,691,820	6,014,185	—	6,014,185	—	5.25	1/1/2015	Quarterly	3/31/2015		$6,014,185
Western Asset Macro Opportunities Direct Feeder Fund (Offshore), Ltd.	Global	5,152,155	5,301,637	—	5,301,637	—	4.63	1/1/2015	Daily	3/31/2015		$5,301,637

Trading Subtotal		15,843,975	16,166,071	—	11,315,822	4,850,249	14.11

Total Investment Funds		$106,557,782	$107,894,422	$—	$34,978,947	$72,915,475	94.18%

Forward Contract		Cost	Unrealized Gain/(Loss) Total	Unrealized Gain/(Loss) Level 1	Unrealized Gain/(Loss) Level 2	Unrealized Gain/(Loss) Level 3	% of Net Assets
Euro Foreign Currency Forward Contract (g)		$—	$(1,098)	$—	$(1,098)	$—	0.00%

Total forward contracts		$—	$(1,098)	$—	$(1,098)	$—	0.00%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	The Investment Fund is subject to an investor level gate of 25%.
(c)	Generally, the contract/position is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle.
(d)	All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.
(e)	The Investment Fund is subject to an investor level gate of 50%.
(f)	The Investment Fund is subject to an investor level gate of 8.33%, with a quarterly limit of 25% without paying a fee.
(g)	The Fund entered into a foreign currency forward contract with Morgan Stanley & Co. Incorporated to buy €1,035,000 for $1,133,325 for delivery on June 30, 2015, with a fair value of $(1,098) at the measurement date.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The preceding notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Schedule of Portfolio Investments (continued)

March 31, 2015

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical investments. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s NAV. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s NAV. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of March 31, 2015 is $7,590,296 which relates to the value of a portion of several investments that can be partially redeemed within one quarter from the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the period ended March 31, 2015.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2014	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2015
Credit/Income	$14,402,211	$961,879	$(506,291)	$32,496,124	$(5,398,337)	$–	$–	$41,955,586
Other	10,061,675	44,345	143,602	1,248,641	(65,006)	–	–	11,433,257
Relative Value	4,094,555	–	581,828	10,000,000	–	–	–	14,676,383
Trading	–	–	(149,751)	5,000,000	–	–	–	4,850,249
Total	$28,558,441	$1,006,224	$69,388	$48,744,765	$(5,463,343)	$–	$–	$72,915,475

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2015 is $83,836 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations on the Statement of Operations.

The preceding notes are an integral part of these financial statements.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of March 31, 2015 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (85) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (68) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (50) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jun. 27, 2008	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (73)[3] c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	51	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS A&Q since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.

			N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Frank S. Pluchino (55) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on August 1, 2002.

[2]	As of March 31, 2015, of the 51 funds/portfolios in the complex, 43 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief of the undersigned, the information contained in the audited financial statements for the period from January 1, 2015 to March 31, 2015 is accurate and complete.

Dylan Germishuys

Principal of UBS Alternative and Quantitative Investments LLC,

the Commodity Pool Operator of

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two full fiscal years, and for the period from January 1, 2015 to March 31, 2015, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $86,990 in 2013, $81,840 in 2014, and $97,705 from January 1, 2015 through March 31, 2015. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two full fiscal years, and for the period from January 1, 2015 to March 31, 2015, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,355 in 2013, $2,355 in 2014, and $0 from January 1, 2015 through March 31, 2015. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two full fiscal years, and for the period from January 1, 2015 to March 31, 2015, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $175,000 in 2013, $172,000 in 2014, and $0 from January 1, 2015 through March 31, 2015. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two full fiscal years, and for the period from January 1, 2015 to March 31, 2015, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013, $0 in 2014, and $0 from January 1, 2015 through March 31, 2015.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two full fiscal years, and for the period from January 1, 2015 to March 31, 2015, of the registrant was $0.764 mil in 2013, $0.844 mil in 2014, and $0 from January 1, 2015 through March 31, 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011 FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•      Failure to provided required disclosures for investment advisers and registered investment companies

•      Failure to vote proxies in best interest of clients and funds

•      Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity;

AIS July 2011 FOR INTERNAL USE ONLY

•	impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Russell Sinder and Joseph M. Sciortino (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

Messrs. Amlicke and Nardis have served as Portfolio Managers of the Fund since 2013. Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer and Head of UBS Alternative and Quantitative Investments LLC’s (the “Adviser”) Hedge Fund Solutions group (“A&Q HFS”). He also is the Co-Chairman of A&Q HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, which became A&Q HFS in March 2004. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of A&Q HFS. He also is the Co-Chairman of A&Q HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sinder has been a Portfolio Manager of the Fund since its inception. He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of A&Q HFS. Mr. Sciortino joined the portfolio management team in 2006. Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of A&Q HFS. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of March 31, 2015.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$1,439,761,158	59(2)	$13,180,181,390	19(3)	$17,133,351,485

Americo Nardis	7(1)	$1,439,761,158	59(2)	$13,180,181,390	19(3)	$17,133,351,485

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Joseph M. Sciortino	4(4)	$377,570,244	1(5)	$7,810,000	0	N/A

Russell Sinder	5(4)	$593,179,532	1(5)	$7,810,000	0	N/A

[1]	Of these accounts, 5 accounts with total assets of approximately $1,169,938,812 charge performance-based advisory fees.

[2]	Of these accounts, 37 accounts with total assets of approximately $9,442,773,054 charge performance-based advisory fees.

[3]	Of these accounts, 5 accounts with total assets of approximately $9,926,668,605 charge performance-based advisory fees.

[4]	Of these accounts, 3 accounts with total assets of approximately $323,357,186 charge performance-based advisory fees.

[5]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any units of limited liability company interest of the Fund.

(b)	Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Alternative Fixed-Income Strategies Fund LLC

By (Signature and Title)*        /s/ William Ferri

                                                  William Ferri, Principal Executive Officer

Date    06/08/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ William Ferri

                                                  William Ferri, Principal Executive Officer

Date    06/08/15

By (Signature and Title)*        /s/ Dylan Germishuys

                                                  Dylan Germishuys, Principal Accounting Officer

Date    06/08/15

*	Print the name and title of each signing officer under his or her signature.